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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 14, 2002
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



        1-1511                                           38-0533580
        ------                                           ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                         (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.   Regulation FD Disclosure

On August 12, 2002, Frank E. Macher, Chief Executive Officer and G. Michael Lynch, Chief Financial Officer of Federal-Mogul Corporation, submitted sworn statements to the Securities and Exchange Commission in accordance with Commission Order No. 4-460, relating to Federal-Mogul's Securities and Exchange Act filings. The statements are attached hereto as Exhibits 99(a) and 99(b).



                                  EXHIBIT INDEX
                                  --------------

99(a).   Statement Under Oath of Chief Executive Officer, dated August 12,
         2002.

99(b).   Statement Under Oath of Chief Financial Officer, dated August 12,
         2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 14, 2002




                                        FEDERAL-MOGUL CORPORATION



                                        By: /s/ David M. Sherbin
                                            ------------------------------------
                                            Name: David M. Sherbin
                                            Title: Vice President, Deputy
                                                   General Counsel and
                                                   Secretary

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